UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 17, 2016

Old National Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Indiana	001-15817	35-1539838
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Main Street, Evansville, Indiana		47708
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(812) 464-1294

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Old National Bank, a wholly-owned subsidiary of Old National Bancorp, entered into four purchase agreements to acquire 16 properties that it currently leases for an aggregate purchase price of approximately $79.1 million. Old National Bancorp expects these transactions will result in an aggregate pre-tax gain of approximately $13.5 million and an after-tax gain of approximately $8.3 million. Old National Bancorp expects that these acquisitions will close in December 2016.The purchase agreements are described below. Old National Bank entered into these agreements to purchase the subject bank properties in order to (i) provide greater control of these properties through ownership, (ii) report these properties as assets on its balance sheet which may be required under proposed GAAP changes, and (iii) further its initiative of becoming a more efficient bank.

On November 17, 2016, Old National Bank entered into a contract for the purchase and sale of real property with ONB 123 Main Landlord, LLC, a Delaware limited liability company. Pursuant to the terms of the agreement, Old National Bank agreed to purchase a property housing various administrative departments which it had been leasing from ONB 123 Main Landlord, LLC. The purchase price for the property is approximately $3.7 million and shall be paid at Closing (as defined in the agreement). The agreement is also subject to certain contingencies to Closing. As a condition to Closing, the parties have agreed to enter into a lease termination agreement, at Closing, to terminate the existing lease agreement dated December 20, 2006 between ONB 123 Main Landlord, LLC, as landlord, and Old National Bank, as tenant. The agreement is also subject to acquisition of the Other Properties (as defined in the agreement) from ONB CTL Portfolio Landlord #5, LLC, ONB 4th Street Landlord, LLC, and ONB CTL Portfolio Landlord #3, LLC, as applicable.

On November 17, 2016, Old National Bank entered into a contract for the purchase and sale of real property ONB CTL Portfolio Landlord #3, LLC, a Delaware limited liability company. Pursuant to the terms of the agreement, Old National Bank agreed to purchase six bank properties which it had been leasing from ONB CTL Portfolio Landlord #3, LLC. The purchase price for the properties is approximately $33.6 million and shall be paid at Closing (as defined in the agreement). The agreement is also subject to certain contingencies to Closing. As a condition to Closing, the parties have agreed to enter into a lease termination agreement, at Closing, to terminate the existing lease agreements dated September 19, 2007 between ONB CTL Portfolio Landlord #3, LLC, as landlord, and Old National Bank, as tenant. The agreement is also subject to acquisition of the Other Properties (as defined in the agreement) from ONB CTL Portfolio Landlord #5, LLC, ONB 4th Street Landlord, LLC, and ONB 123 Main Landlord, LLC, as applicable.

On November 17, 2016, Old National Bank entered into a contract for the purchase and sale of real property with ONB CTL Portfolio Landlord #5, LLC, a Delaware limited liability company. Pursuant to the terms of the agreement, Old National Bank agreed to purchase eight bank properties which it had been leasing from ONB CTL Portfolio Landlord #5, LLC. The purchase price for the properties is approximately $32.9 million and shall be paid at Closing (as defined in the agreement). The agreement is also subject to certain contingencies to Closing. As a condition to Closing, the parties have agreed to enter into a lease termination agreement, at Closing, to terminate the existing lease agreements dated September 19, 2007 between ONB CTL Portfolio Landlord #5, LLC, as landlord, and Old National Bank, as tenant. The agreement is also subject to acquisition of the Other Properties (as defined in the agreement) from ONB 123 Main Landlord, LLC, ONB 4th Street Landlord, LLC, and ONB CTL Portfolio Landlord #3, LLC, as applicable.

On November 17, 2016, Old National Bank entered into a contract for the purchase and sale of real property with ONB 4th Street Landlord, LLC, a Delaware limited liability company. Pursuant to the terms of the agreement, Old National Bank agreed to purchase a property housing various administrative departments which it had been leasing from ONB 4th Street Landlord, LLC. The purchase price for the property is approximately $8.9 million and shall be paid at Closing (as defined in the agreement). The agreement is also subject to certain contingencies to Closing. As a condition to Closing, the parties have agreed to enter into a lease termination agreement, at Closing, to terminate the existing lease agreement dated December 20, 2006 between ONB 4th Street Landlord, LLC, as landlord, and Old National Bank, as tenant. The agreement is also subject to acquisition of the Other Properties (as defined in the agreement) from ONB 123 Main Landlord, LLC, ONB CTL Portfolio Landlord #5, LLC, and ONB CTL Portfolio Landlord #3, LLC, as applicable.

The foregoing description of the purchase agreements and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the purchase agreements, which are attached as exhibits hereto, and are incorporated into this report on Form 8-K by reference.

Item 1.02 Termination of a Material Definitive Agreement.

As described in Item 1.01 above, Old National Bank has agreed to terminate certain existing lease agreements as a condition to closing the property purchase transactions, and such disclosure is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1 A form of the Agreement between Old National Bank and ONB 123 Main Landlord, LLC for the purchase and sale of real property.

99.2 A form of the Agreement between Old National Bank and ONB CTL Portfolio Landlord #3, LLC for the purchase and sale of real property.

99.3 A form of the Agreement between Old National Bank and ONB CTL Portfolio Landlord #5, LLC for the purchase and sale of real property.

99.4 A form of the Agreement between Old National Bank and ONB 4th Street Landlord, LLC for the purchase and sale of real property.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Old National Bancorp

November 21, 2016	By:	James C. Ryan, III

Name: James C. Ryan, III
Title: Senior Executive Vice President, Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	A form of the Agreement between Old National Bank and ONB 123 Main Landlord, LLC for the purchase and sale of real property.
99.2	A form of the Agreement between Old National Bank and ONB CTL Portfolio Landlord #3, LLC for the purchase and sale of real property.
99.3	A form of the Agreement between Old National Bank and ONB CTL Portfolio Landlord #5, LLC for the purchase and sale of real property
99.4	A form of the Agreement between Old National Bank and ONB 4th Street Landlord, LLC for the purchase and sale of real property.